SECOND AMENDMENT TO AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT

(Fairway Finance Company Transaction with Patriot Capital Funding LLC I)

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of August 31, 2007 (this “Amendment”), is entered into by and among PATRIOT CAPITAL FUNDING LLC I, a Delaware limited liability company, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), PATRIOT CAPITAL FUNDING, INC., a Delaware corporation, as the servicer (together with its successors and assigns in such capacity, the “Servicer”), FAIRWAY FINANCE COMPANY, LLC, a Delaware limited liability company, as the conduit lender (together with its successors and assigns in such capacity, the “Conduit Lender”), BMO CAPITAL MARKETS CORP., (f/k/a Harris Nesbitt Corp.) a Delaware corporation (“BMO”), as the Agent (together with its successors and assigns in such capacity, the “Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”) and as the trustee (together with its successors and assigns in such capacity, the “Trustee”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Amended and Restated Loan Funding and Servicing Agreement, dated as of September 18, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The reference to the amount of “U.S. $140,000,000” in the cover page of the Agreement is hereby amended by deleting such reference and substituting in its place “U.S. $175,000,000”.

(b) The reference to the amount of “$140,000,000” in Annex B of the Agreement is hereby amended by deleting such reference and substituting in its place “$175,000,000”.

(c) Section 1.1 of the Agreement is hereby amended as follows:

(1) The definition of “Commitment Termination Date” is hereby amended by deleting the reference to “July 23, 2009” where it appears and replacing it with “July 22, 2010”.

(2) Clause (i) of the definition of “Eligible Loan” is hereby restated in its entirety as follows:

“(i) the Loan is evidenced by Loan Documents that have been duly authorized and that are in full force and effect and constitute the legal, valid and binding obligation of the Obligor of such Loan to pay the stated amount of the Loan and interest thereon, and the related Loan Documents are enforceable against such Obligor in accordance with their respective terms;”

(3) Clause (vii) of the definition of “Eligible Loan” is hereby amended by adding the following after the word “promissory note” in the second line of such clause: “(other than with respect to a Noteless Loan)”.

(4) The definition of “Facility Amount” is hereby amended by deleting the reference to “$140,000,000” where it appears and replacing it with “$175,000,000”.

(5) The definition of “Fee Letter” is hereby restated in its entirety as follows:

‘“Fee Letter”: The Third Amended and Restated Fee Letter, dated as of August 31, 2007, among the Borrower, the Servicer, the Conduit Lender and the Agent as such letter may be amended, supplemented, modified, waived or restated from time to time.”

(6) Clause (i) of the definition of “Loan” is hereby amended by deleting the first reference to the word “and” in the fourth line and replacing it with “,” and adding after the words “PIK Loans” the following: “and Noteless Loans”.

(7) The definition of “Loan Documents” is hereby restated in its entirety as follows:

‘“Loan Documents”: With respect to any Loan (other than in the case of a Noteless Loan), the related Underlying Note, and in the case of a Noteless Loan a copy of the Loan Register with respect to such Loan (together with a copy of an executed certificate of a Responsible Officer of the Servicer, in substantially the form of Exhibit W, certifying to the accuracy of such Loan Register as of the date such Loan is included as part of the Collateral), and with respect to any Loan, any related loan agreement, security agreement, mortgage, assignment of Loans, all guarantees, note purchase agreement, intercreditor and/or subordination agreement, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor’s behalf in respect of such Loan and any related promissory note, including, without limitation, general or limited guaranties and, for each Loan secured by real property by a mortgage document, an Assignment of Mortgage, and for all Loans with an Underlying Note, an assignment (which may be by allonge), in blank, signed by an officer of the Originator.”

(8) The following new definitions shall be added in their proper alphabetical order:

““Loan Register”: Defined in Section 7.9(r).”

““Noteless Loan”: A Loan with respect to which the Loan Documents (i) do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan or (ii) do not require any holder of the indebtedness created under such Loan to affirmatively request a promissory note from the related Obligor.”

(d) Clause (a)(vi) of Section 2.16 of the Agreement is hereby amended by adding the following in clause (C) of the proviso after the words “promissory note”: “(other than with respect to a Noteless Loan)”.

(e) Clause (e) of Section 3.2 of the Agreement is hereby amended by adding the following in the third line of such clause after the words “Underlying Note”: “(other than in the case of a Noteless Loan)”.

(f) Clause (u)(iv) of Section 4.1 of the Agreement is hereby amended by deleting the reference to “Second” where it appears in such clause and replacing it with “Secured”.

(g) Clause (u)(ix) of Section 4.1 of the Agreement is hereby amended by adding the following in the second line of such clause after “)”: “and Noteless Loans”.

(h) Clause (u)(x) of Section 4.1 of the Agreement is hereby amended by adding “(1)” in the proviso of such clause before the word “with” and by adding the following before the “;” at the end of such clause:

“and (2) with respect to any Noteless Loan to be funded with the proceeds of an Advance, the Borrower shall have received written acknowledgment from the Trustee that the Trustee has received a copy of the Loan Register for such Loan”.

(i) Clause (a) of Section 5.3 of the Agreement is hereby amended by adding “(A)” in the proviso of such clause before the word “with” and by adding the following before the “.” at the end of such proviso:

“and (B) with respect to any Noteless Loan, the Borrower shall deliver a copy of the Loan Register for such Loan”.

(j) Section 7.9 of the Agreement is hereby amended by adding the following new clause (r):

“(r) Loan Register.

(i) The Servicer shall maintain with respect to each Noteless Loan a register (each, a “Loan Register”) in which it will record (v) the amount of such Loan, (w) the amount of any principal or interest due and payable or to become due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Loan received from the Obligor, (y) the date of origination of such Loan and (z) the maturity date of such Loan. The entries made in each Loan Register maintained pursuant to this Section 7.9(r) shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of the Servicer to maintain any such Loan Register or any error therein shall not in any manner affect the obligations of the Obligor to repay the related Loans in accordance with their terms or any lender’s interest therein.

(ii) At any time a Noteless Loan is included as part of the Collateral pursuant to this Agreement, the Servicer shall deliver to the Trustee a copy of the related Loan Register, together with a copy of an executed certificate of a Responsible Officer of the Servicer, in substantially the form of Exhibit W, certifying to the accuracy of such Loan Register as of the date such Loan is included as part of the Collateral.”

(k) Clause (a) of Section 7.10 of the Agreement is hereby amended by adding the following after the words “Underlying Note” in each of the three places such words appear in the third sentence of the second paragraph of such clause: “(other than with respect to a Noteless Loan)”.

(l) Annex A and Schedule V of the Agreement are each hereby amended by deleting the address under the reference to “Location of Loan Files” and replacing it with the following:

“Wells Fargo Bank, National Association

ABS Custody Vault

1055 10th Avenue SE

MAC N9401-011

Minneapolis, MN 55414”

(m) The Exhibits to the Agreement are amended by adding an Exhibit W in the form attached to this Amendment.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as applicable;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective on the date on which (i) each party hereto has delivered an executed signature page hereto to the Agent (such date, the “Effective Date”) and (ii) the Borrower and Servicer pay the Agent the Structuring Fee (as defined in the Fee Letter).

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PATRIOT CAPITAL FUNDING LLC I, as the Borrower

By:
Name:
Title:

PATRIOT CAPITAL FUNDING, INC., as the Servicer

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

FAIRWAY FINANCE COMPANY, LLC,

as the Conduit Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

BMO CAPITAL MARKETS CORP., as the Agent

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Trustee

By:
Name:
Title:

EXHIBIT W

FORM OF SERVICER’S CERTIFICATE FOR LOAN REGISTER

This certificate is delivered pursuant to the provisions of subsection 7.9(r)(ii) of the Loan Funding and Servicing Agreement, dated as of September 18, 2006, by and among Patriot Capital Funding LLC I, as the borrower, Patriot Capital Funding, Inc., as the servicer (the “Servicer”), Fairway Finance Company, LLC, as the conduit lender, BMO Capital Markets Corp., as the agent, and Wells Fargo Bank, National Association, as backup servicer and as trustee (hereinafter as such agreement may have been, or may from time to time be amended, supplemented or otherwise modified, the “Agreement”).

A.	Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Agreement.

B.	The undersigned is a Responsible Officer of the Servicer.

C.	The undersigned hereby certifies to the Trustee that the copy of the Loan Register and the information set forth therein delivered to the Trustee is true and accurate in all material respects of the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed this       day of      .

PATRIOT CAPITAL FUNDING, INC.,

as the Servicer

By:
Name:
Title: